Exhibit 24.1

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rosalind G. Brewer
ROSALIND G. BREWER Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR. Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King
GWENDOLYN S. KING Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale
DOUGLAS H. McCORKINDALE Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marillyn A. Hewson
MARILLYN A. HEWSON Chief Executive Officer, President and Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens
ROBERT J. STEVENS Executive Chairman and Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner
BRUCE L. TANNER Executive Vice President and Chief Financial Officer

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman, Matthew C. Dow and Stephen M. Piper, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $1,336,384,000 aggregate principal amount of 4.07% Notes due 2042, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 4.07% Notes due 2042 issued on December 14, 2012 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher J. Gregoire
CHRISTOPHER J. GREGOIRE Vice President and Controller (Chief Accounting Officer)

February 27, 2013